UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 2, 2009

STAAR Surgical Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1911 Walker Ave, Monrovia, California		91016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-303-7902

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On March 2, 2009, a verdict was rendered in the case of Parallax Medical Systems, Inc. v. STAAR Surgical Company (California Superior Court, County of Orange, Case No. 07CC10136). Parallax, a former regional manufacturer’s representative of the Company, had sought $48 million in actual damages and unspecified punitive damages for alleged willful and negligent interference with business advantage. Parallax alleged that the Company interfered when it informed a regional IOL distributor that Parallax’s contract had a covenant restricting the sale of competing products. Following trial, a jury awarded Parallax approximately $2.2 million in actual damages and $2.7 million in punitive damages.

The Company intends to vigorously appeal the ruling, and believes that several significant erroneous legal and evidence rulings prejudiced the Company’s defense, including the following:

• The Court instructed the jury to apply an erroneous interpretation of the law of interference that eliminated the plaintiff’s need to show the Company’s conduct was independently wrongful;

• The Company was not permitted to present a defense of good faith, including evidence that the Company relied on the advice of outside counsel before acting;

• The plaintiff was permitted to seek damages based on undisclosed key elements and assumptions that were relied on by the plaintiff’s expert.

Safe Harbor
All statements in this press release that are not statements of historical fact are forward-looking statements, including any statements of the intent, plans, strategies or objectives of management, and including any statements regarding the Company’s intended appeal of the Parallax decision. These forward-looking statements are subject to risks and uncertainties, including the risk that an appeal may be denied or, if granted, may result in further proceedings that give limited or no relief. STAAR’s risks related to litigation and its other material risks affecting the outcome of forward-looking statements are described in its Annual Report on Form 10-K and Quarterly Report on Form 10-Q under the caption "Risk Factors." STAAR assumes no obligation to update its forward-looking statements to reflect future events or actual outcomes and does not intend to do so.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

March 3, 2009	By:	/s/Barry G. Caldwell

Name: Barry G. Caldwell
Title: President and Chief Executive Officer